Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Suping (Sue) Cheung, Chief Financial Officer of QuickLogic Corporation (the "Company") do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•

the Quarterly Report on Form 10-Q of the Company for the quarter ended July 1, 2018 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date:	August 10, 2018	By:	/s/ Suping (Sue) Cheung
		Name:	Suping (Sue) Cheung
		Title:	Vice President, Finance and Chief Financial Officer